Summary Prospectus

Quadratic Deflation ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: BNDD

September 17, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.bnddetf.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated September 17, 2021, as each may be amended or supplemented from time to time, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

Quadratic Deflation ETF | Summary Prospectus

Investment Objective

The Quadratic Deflation ETF (the “Fund”) seeks to benefit from lower growth, deflation, lower or negative long-term interest rates, and/or a reduction in the spread between shorter and longer term interest rates by investing in U.S. Treasuries and options. As a secondary goal, the Fund seeks to adhere to Environmental, Social and Governance (“ESG”) principles by excluding investments in issuers that are involved in and/or that derive significant revenue from, certain practices, industries or product lines and by increasing the representation of underrepresented groups in the governance of ETFs.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses	0.04%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver***	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.99%

____________

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     “Other Expenses” reflect estimated amounts based on the current fiscal year.

***    Krane has contractually agreed to waive its management fee by 0.05% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2022 and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of your shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$101	$326

Quadratic Deflation ETF | Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations as of the date of this prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

The Fund is actively managed by the Fund’s investment sub-adviser, Quadratic Capital Management LLC (“Quadratic” or the “Sub-Adviser”), and seeks to achieve its investment objective primarily by investing, directly or indirectly, in a mix of U.S. Treasury securities (“Treasuries”) and option strategies (as defined below) tied to the shape of the U.S. interest rate swap curve (described below). The Fund’s strategy is designed to hedge against deflation risk and generate positive returns from the Fund’s options during periods when the U.S. interest rate curve flattens (i.e., the spread between interest rates on U.S. long-term debt instruments and U.S. shorter-term debt instruments tightens) or inverts.

The Fund is also designed to adhere to ESG principles, as reflected in the framework published by the Sustainability Accounting Standards Board (“SASB”), by excluding investments in issuers that are involved in and/or that derive significant revenue from, certain practices, industries or product lines, including Extreme Event Controversies, Controversial Weapons, UN Global Compact Violations, Civilian Firearms, Thermal Coal Extraction and Tobacco. Further, the Fund represents an ESG “impact” investment insofar as Quadratic is a registered Small/Minority Business Enterprise and a majority woman-owned firm and, thus, an investment in the Fund advances certain ESG governance principles (such as increasing the representation of women in senior management and board positions in the U.S.).

The Fund invests in Treasuries of various maturities directly or through other exchange-traded funds (“ETFs”) that invest in Treasuries. The “option strategies” used by the Fund are options strategies of various maturities that are tied to the shape of the U.S. interest rate swap curve and structured to limit the loss to the Fund and include long options, long spreads and butterflies. The U.S. interest rate swap curve is a type of interest rate curve that reflects the fixed interest rates used in interest rate swap agreements with different maturities. (“Swap rates” are a fixed interest rate exchanged for a floating interest rate in an interest rate swap). The Fund may buy options, long spreads and “butterflies”. Long spreads involve buying one call (put) option and selling another call (put) option to create a range consisting of a lower (higher) strike price and an upper (lower) strike price and the maximum loss should be limited to the premium paid. Butterflies involve buying a call (put) with a lower (higher) strike price, selling two call (put) options with an intermediate strike price, and buying one additional call (put) option with a higher (lower) strike price and the maximum loss should be limited to the premium paid.

The option strategies used by the Fund are expected to (i) appreciate in value as the curve flattens or inverts (i.e., lower or negative long-term interest rates and/or a reduction in the spread between shorter and longer term interest rates) and (ii) decrease in value or become worthless as the curve steepens. The U.S. interest rate swap curve “flattens” when the spread between swap rates on longer-term debt instruments and shorter-term debt instruments narrows, “steepens” when such spread widens, and “inverts” when swap rates on longer-term debt instruments become lower than those for shorter-term debt instruments (i.e., the spread is negative).

Quadratic Deflation ETF | Summary Prospectus

When the Fund purchases an option, the Fund pays a cost (premium) to purchase the option. The Fund’s investments in options will be traded in the over-the counter (“OTC”) market. OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller. These instruments would generally be subject to greater counterparty risk. Many of the protections afforded to exchange participants will not be available for OTC options and there is no daily price fluctuation limits. OTC instruments also may be subject to greater liquidity risk. Under the Fund’s option contracts, the Fund pays upfront for the option contracts (i.e., the premium), and counterparties are not required to post variation margin. There is no potential additional cash outflow or future liability for the Fund under the options; the Fund’s only potential loss on such options is the premium paid in advance. However, the Fund’s options contracts are subject to counterparty risk, which is the risk of non-performance by an options counterparty. Such non-performance could result in a material loss to the Fund. The Fund is also subject to significant counterparty risk as a result of holding cash at the Fund’s custodian because such cash deposits are unsecured liabilities of the custodian.

Options contracts, by their terms, have stated expirations; therefore, to maintain consistent exposure to options, the Fund will periodically migrate out of existing positions and into different positions with different strike prices and maturities — a process referred to as “rolling.” Quadratic will use its discretion to implement option strategies with a time-to-expiration of any maturity.

Under normal circumstances, the Sub-Adviser generally expects to invest less than 20% of the Fund’s assets in option premiums (as defined below) and to actively manage the Fund’s options investments to reduce the weight of such options in the Fund’s portfolio if their value increases above the desired amount. Similarly, the Sub-Adviser generally expects to sell portfolio investments and reinvest proceeds in options if the value of such options declines below the desired amount.

Investments in derivative instruments, such as the options used in the options strategies, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to gains or losses that are disproportionate to the amount the Fund has invested in those instruments. Because the Fund only invests option strategies structured to limit the potential loss to the Fund as part of its principal investment strategy, the maximum loss for the Fund’s options position is the “options premium,” which is defined as the net premium paid for the options and any post-purchase appreciation in value. Thus, any disproportionate returns are generally expected to exist only when the value of such options appreciates. However, following such appreciation, even small changes in the shape of the U.S. interest rate curve or interest rate volatility may result in a significant decline in the value of such options with a maximum loss equal to the options premium at risk. Even small changes in the shape of the U.S. interest rate curve or changes to interest rate volatility levels may result in a significant decline in the value of such options. While the options strategies used by the Fund are structured to limit the potential loss to the Fund, there is no guarantee that this will occur.

The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit

Quadratic Deflation ETF | Summary Prospectus

Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Derivatives Risk.  The use of derivatives may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

The derivative instruments and techniques that the Fund may principally use include:

•   Option Strategies Risk.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or swap on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. In general, most options on interest rate swaps are “European-style” options, which means that they can only be exercised at the end of the option term. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

The options strategies used by the Fund may involve writing covered options and are structured as long call spreads, long put spreads or long butterflies. If there is a broad market move, the strategies may not have the same return as a strategy composed of only long options. The Fund will pay a premium for its options strategies and they are structured to limit the potential loss to the Fund to the market value of the options strategy; however, there is no guarantee that this will occur. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

OTC options generally have more flexible terms negotiated between the buyer and the seller, but the counterparties may be required to post “variation margin” as frequently as daily to reflect any gains or losses in such options contracts. Where, as here, such variation margin is not required to be posted, such instruments are generally subject to greater credit risk and counterparty risk, which is the risk that the other party to the derivative will fail to make required

Quadratic Deflation ETF | Summary Prospectus

payments or otherwise comply with the terms of the option. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. OTC instruments also may be subject to greater liquidity risk.

Hedging Risk.  The Fund seeks to mitigate (or hedge) the risk associated with the potential impact of a flattening or inverting U.S. interest rate curve (“curve risk”), deflation and deflationary expectations, on the performance of U.S. government bonds. The Fund does not seek to mitigate credit risk, non-curve interest rate risk, or other factors influencing the price of U.S. government bonds, which factors may have a greater impact on the bonds’ returns than the U.S. interest rate curve or deflation. Further, there is no guarantee that the Fund’s investments will eliminate or mitigate curve risk, deflation risk on long positions in U.S. government bonds. If interest rates increase in parallel within the U.S. interest rate curve, the Fund will not be hedged. In addition, when the U.S. interest rate curve steepens, the Fund’s investments in options may lose value or end up worthless. Under such circumstances, the Fund will generally underperform a portfolio comprised solely of U.S. government bonds (without the options owned by the Fund). In a steepening curve environment, the Fund’s hedging strategy could result in disproportionately larger losses in the Fund’s options as compared to gains or losses in its U.S. government bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply declining inflation rates. The Fund will incur expenses when entering into positions in rate-linked options. Moreover, to the extent that curve risk has been priced into the U.S. government bonds owned by the Fund, the Fund will underperform other investments even during periods of curve flattening.

Rate-Linked Derivatives Investment Risk. The Fund’s exposure to derivatives tied to interest rates subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Investing in derivatives tied to interest rates, including through options tied to the shape of the U.S. interest rate curve, can be extremely volatile. The value of such investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. The Fund is expected to benefit from the options it holds if the U.S. interest rate curve flattens or inverts during the time period in which the Fund holds the options. However, if the U.S. interest rate curve steepens, the Fund will lose money on the options, up to the amount invested in option premiums, and underperform an otherwise identical bond fund that had not used such options. Rate-linked derivatives may lose money if interest rates change in a manner not anticipated by the Sub-Adviser.

A increase in interest rates may cause the value of securities held directly or indirectly by the Fund to decline to the extent that the increase is not linked to a flattening or inverting of the U.S. interest rate curve or the Fund’s hedging strategy is not effectively implemented. Even if the Fund is hedged against losses due to interest rate increase linked to U.S. interest rate curve flattening or inverting, outright interest rate increases may lead to heightened volatility in the fixed-income markets and may positively affect the value of the Fund’s options while negatively impacting the Fund’s investments in Treasuries.

There can be no assurance that the Fund’s interest-rate linked options will accurately deliver positive returns if deflation experienced in the United States or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund declines. The Fund could lose money on the options held by the Fund, and the present value of the Fund’s portfolio investments could decrease

Quadratic Deflation ETF | Summary Prospectus

if deflation occurs. These interest rate-linked options may also cause the Fund’s net asset value and returns to be more volatile and expose the Fund to increased counterparty risk. Fluctuations in the steepness of the U.S. interest rate curve or the price of the options owned by the Fund could materially adversely affect an investment in the Fund.

The Fund’s investments in options are not intended to mitigate duration and credit risk or other factors influencing the price of U.S. government bonds, which may have a greater impact on the bonds’ returns than curve risk. Moreover, to the extent that curve risk has been priced into the government bonds owned directly or indirectly by the Fund, the Fund could underperform other investments even during deflationary periods. There is no guarantee that the Fund will have positive performance even in environments of sharply declining inflation. There is no guarantee that the Fund will be able to successfully mitigate deflation risk or that bond values and interest rates will match changes in inflation rates.

Fixed Income Securities Risk.  Investing in fixed income securities subjects the Fund to the following risks:

Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

Event Risk.  Event risk is the risk that an unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or that causes market speculation about the issuer’s ability to make such payments, which could cause the credit quality and market value of an issuer’s bonds and/or other debt securities to decline significantly.

Interest Rate Risk.  Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The current low interest rate environment increases the risks associated with rising interest rates.

Maturity Risk.  The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

U.S. Government Obligations Risk.  Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares.  A portion of the Fund’s distributions may be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your shares of the Fund. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of shares of the Fund.

Quadratic Deflation ETF | Summary Prospectus

LIBOR Transition Risk.  The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

New Fund Risk.  If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at a advantageous time and price. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or

Quadratic Deflation ETF | Summary Prospectus

financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Valuation Risk.  Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

High Portfolio Turnover Risk.  The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Investment in Investment Companies Risk.  When the Fund invests in other investment companies (or funds), it will indirectly be exposed to the risks of such funds’ investments. Moreover, the Fund will incur its pro rata share of such funds’ expenses. Additionally, investments in ETFs are subject to ETF Risk.

Tax Risk.  To qualify for the favorable U.S. federal income tax treatment accorded to a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations (see the “Taxes” section in the SAI for additional information). The Fund’s investments in certain rate-linked derivative instruments (such as rate-linked options) may generate income that is not qualifying income and such investments may not be treated as investments in “securities” for purposes of

Quadratic Deflation ETF | Summary Prospectus

the asset diversification requirement. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would significantly and adversely affect a shareholder’s return on its investment in the Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or asset diversification test if such failure was due to reasonable cause and not willful neglect, but to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.bnddetf.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”), a UN PRI signatory, serves as the investment adviser to the Fund.

Quadratic Capital Management LLC (“Quadratic” or “Sub-Adviser”), a registered Small/Minority Business Enterprise and a majority woman-owned firm, which is a member of the SASB Alliance and supports the elevation of financially material ESG standards, serves as the investment sub-adviser to the Fund.

Portfolio Manager

Nancy Davis, Managing Partner and Chief Investment Officer of Quadratic, has been primarily responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may

Quadratic Deflation ETF | Summary Prospectus

be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, will be available on the Fund’s website at www.bnddetf.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.